UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported ) October 24, 2007
Vermillion, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-31617	33-059-5156

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6611 Dumbarton Circle Fremont, CA	94555

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (510) 505-2100
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b)	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On October 24, 2007, Gail S. Page, President and Chief Executive Officer of Vermillion, Inc. (the “Company”) announced that William C. Sullivan has resigned his position as Vice President, Corporate Operations, of the Company, effective November 2, 2007.
“Bill has played an integral role in the operations of the Company. In particular, Bill has been instrumental in the sale of the Company’s Tools division to Bio-Rad Laboratories, Inc. and will be missed,” said Ms. Page.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERMILLION, INC.
By:	/s/ Debra A. Young
	Name:	Debra A. Young
	Title:	Vice President of Finance and Chief Financial Officer

Date: October 26, 2007

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